UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 17, 2016

PacWest Bancorp

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36408	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California	90212
(Address of Principal Executive Office)	(Zip Code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 17, 2016, Ms. Lynn Hopkins and PacWest Bancorp (the “Company”) entered into an agreement with respect to her resignation as Chief Accounting Officer and Executive Vice President of the Company effective no later than February 28, 2017. Pursuant to the agreement, Ms. Hopkins will be paid the following amounts (subject to her execution and non-revocation of a release): severance of $1,244,000; a 2016 bonus of $210,000; and continuation of her medical and other welfare coverage for up to 24 months following her separation date. Ms. Hopkins will forfeit any unvested equity-based awards on her separation date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

Date: November 18, 2016	By:	/s/ Kori L. Ogrosky
	Name:	Kori L. Ogrosky
	Title:	Executive Vice President, General Counsel & Corporate Secretary